Exhibit 10.7.1

December 20, 2013

The Board of Directors

TV18 HSN Holdings Limited

10, Diomidous Street

Alphamega Akropolis Building,

3rd Floor, Office 401, 2024 Nicosia

Cyprus

Dear Sirs,

We, Network18 Media & Investments Limited (as the majority shareholder of TV18 HSN Holdings Limited), hereby irrevocably agree that in the event that TV18 HSN Holdings Limited (‘the Company”) fails to arrange the required finances, we shall directly provide to TV18 Home Shopping Network Limited (subsidiary of the Company), such financial support as is necessary to enable TV18 Home Shopping Network Limited to fulfil all its obligations incurred up to and including 30 September, 2014.

Yours faithfully,

For Network18 Media & Investments Limited

/s/ R D S Bawa

R D S Bawa

Group CFO – Network18

Network18 Media & Investments Limited

Corp. Office : Express Trade Tower, Plot No. 15-16, Sector-16A, Noida, Uttar Pradesh - 201301, India

T +91 120 434 1818, 398 7777  F +91 120 432 4107  W www.network18online.com

Regd. Office : 503, 504 & 507, 5th Floor, “Mercantile House”, 15, Kasturba Gandhi Marg, New Delhi -110 001, India